UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2007

New Century Financial Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

New Century Financial Corporation (the “Company”) is filing this amendment (this “Amendment”) to amend the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2007 (the “Original 8-K”), to include a letter from KPMG LLP (“KPMG”) to the SEC stating whether KPMG agrees with the statements made in the Original 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

In the Original 8-K, the Company disclosed that on April 27, 2007, it received a letter from KPMG in which KPMG stated that the client-auditor relationship between the Company and KPMG had ceased. The Original 8-K is incorporated herein by reference. We furnished KPMG with a copy of the Original 8-K and requested that they furnish us with a letter addressed to the SEC stating whether they agreed with the statements made in the Original 8-K. We are filing this Amendment to provide a copy of the letter received from KPMG, dated May 4, 2007, which is attached hereto as Exhibit 16.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.2 KPMG	Letter, dated May 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

May 8, 2007	By:	/s/ Brad A. Morrice
Name: Brad A. Morrice Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.2	KPMG Letter, dated May 4, 2007